Prepaid Expense and Other Assets - Summary of Prepaid Expense and Other Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Prepaid Expense and Other Assets
Fund receivable from external payment network providers	¥ 90,614		¥ 50,781
Prepayments and deposits	73,885		86,043
Advances to suppliers	53,987		30,897
Value-added tax recoverable	36,071		20,507
Option exercise proceeds receivable and withholding IIT	10,232		9,926
Others	39,728		39,141
Total	304,517		237,295
Less: impairment provision	(39,000)		(40,000)	¥ (40,000)
Less: allowance for doubtful accounts	(14,433)		(14,654)	¥ (14,979)
Prepaid expense and other assets, net	¥ 251,084	$ 35,905	¥ 182,641